John Hancock Funds II

Supplement dated December 11, 2015 to the current Statement of Additional Information, as may be supplemented to date

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

(collectively, the “Retirement Funds”)

On December 10, 2015, the Board of Trustees of John Hancock Funds II (the “Trust”), of which each Retirement Fund is a series, voted to recommend that the shareholders of the Retirement Funds approve a proposed amendment (the “Amendment”) to the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2005 (the “Declaration”). Currently, the Declaration provides that any merger, conversion or consolidation of any series of the Trust requires authorization by holders of a majority of the outstanding shares of the Trust or the affected series (when the Board of Trustees (the “Board”) has recommended the transaction). The proposed Amendment will permit mergers of the Retirement Funds into other series of the Trust without shareholder approval, to the extent permitted by applicable law. Mergers involving Retirement Funds would still require approval by the Board. The proposed change to the Declaration is intended to permit the Trust to consolidate Retirement Funds as they reach their respective target dates or the end of their retirement glide paths without incurring additional costs associated with obtaining shareholder approval.

Further information regarding the proposed Amendment will be contained in a proxy statement that is scheduled to be mailed to Retirement Fund shareholders in February, 2016.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for your future reference.